Exhibit 99.1

Contact:	Jacqueline Peterson – Media	Jonathan Halkyard – Investors
	Harrah’s Entertainment, Inc.	Harrah’s Entertainment, Inc.
	(702) 494-4829	(702) 407-6080

Harrah’s Entertainment Reports Results for 2009 Third Quarter, First Nine Months

•	Revenues decline 13.7 percent from 2008 third quarter

•	Third-Quarter Property EBITDA declines 12.2 percent

•	Impairment charge on intangible assets impacts results

LAS VEGAS – October 27, 2009 – Harrah’s Entertainment, Inc. today reported the following financial results for the 2009 third quarter and first nine months:

HARRAH’S ENTERTAINMENT, INC.

Company-wide Results

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$2,282.2	$2,645.9	(13.7)%
(Loss)/income from operations	(1,050.2)	349.6	N/M (c)
Loss from continuing operations, net of tax (a)	(1,621.0)	(123.2)	N/M
Property EBITDA	563.7	641.7	(12.2)%
Adjusted EBITDA (b)	539.2	633.9	(14.9)%

(a)	Due to the January 1, 2009, adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.
(b)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.
(c)	“N/M” is used to reference a variance compared to a prior period that is Not Meaningful. This reference is used in several tables throughout this document.

	Successor		Predecessor	Combined	Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$6,808.3	$7,088.5	$760.1	$7,848.6	(13.3)%
(Loss)/income from operations	(758.5)	1,110.5	(36.8)	1,073.7	N/M
Income/(loss) from continuing operations, net of tax (a)	548.4	(396.4)	(99.4)	(495.8)	N/M
Property EBITDA	1,710.5	1,766.9	171.2	1,938.1	(11.7)%
Adjusted EBITDA (b)	1,652.1	1,722.2	172.0	1,894.2	(12.8)%

(a)	Due to the January 1, 2009, adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.
(b)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

On January 28, 2008, Harrah’s Entertainment was acquired by affiliates of Apollo Global Management, LLC and TPG Capital, LP. Accordingly, we have separated our 2008 historical financial results in the presentations included herein between the Successor period from January 28, 2008 through September 30, 2008, and the Predecessor period from January 1, 2008 through January 27, 2008. However, we have also combined the Successor and Predecessor periods’ results for the nine months ended September 30, 2008 because company management believes doing so provides a meaningful presentation and a more appropriate comparison to 2009 results.

Property earnings before interest, taxes, depreciation and amortization (Property EBITDA) and Adjusted EBITDA are measurements not in accordance with Generally Accepted Accounting Principles (GAAP) but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to Income/(loss) from operations and Income/(loss) from continuing operations to Last Twelve Months (LTM) Adjusted EBITDA are attached to this release.

The company’s 2009 third-quarter results declined due primarily to the impact of the recession on customers’ discretionary spending. Revenues fell to $2.28 billion from $2.65 billion in the 2008 third quarter. The loss from operations was $1.05 billion, compared with income from operations of $349.6 million in the 2008 third quarter. Included in the third quarter 2009 loss from operations was a charge of $1.33 billion for impairments of goodwill and non-amortizing intangible assets. Excluding the impairment charges, income from operations would have been $278.4 million, compared with income from operations of $349.6 million in the 2008 third quarter. The loss from continuing operations, net of tax, for the 2009 third quarter was $1.62 billion, compared with a loss of $123.2 million in the year-ago quarter.

Revenues for the first nine months of 2009 declined 13.3 percent to $6.81 billion from $7.85 billion in the first nine months of 2008. The loss from operations was $758.5 million in the 2009 first nine months, compared with income from operations of $1.07 billion in the prior-year period. Income from continuing operations, net of tax, for the first nine months of 2009 was $548.4 million, compared with a net loss of $495.8 million in the first nine months of 2008. Income from continuing operations, net of tax, for the nine months ended September 30, 2009, includes i) an impairment charge for goodwill and non-amortizing intangible assets totaling $1.63 billion ($1.56 billion net of taxes); and ii) a pre-tax gain of $4.28 billion ($2.59 billion net of taxes) related to the early extinguishment of debt, primarily in the 2009 second quarter.

During the 2009 third quarter, Harrah’s wholly owned subsidiary Harrah’s Operating Company, Inc. (HOC) issued $720 million aggregate principal amount of senior-secured notes due 2017, with net proceeds used to repay a portion of Harrah’s existing term-loan and revolving-credit indebtedness under HOC’s senior-secured credit facilities.

During the 2009 third quarter, HOC also announced both a cash tender offer for up to $160 million of its outstanding senior notes maturing in 2010 and 2011 and the placement of a new $1.0 billion term loan tranche for its credit facilities. The tender offer expired on October 21, 2009, and approximately $45 million of notes were tendered. The term loan was drawn on October 15, 2009, with the proceeds used to repay most of Harrah’s revolving-credit indebtedness under HOC’s senior-secured credit facilities and to provide additional liquidity.

“During the third quarter, we continued our focus on aligning expenses with revenues and addressing our capital structure to cope with the protracted economic slump,” said Gary Loveman, Harrah’s chairman, president and chief executive officer.

“We conducted another round of financing activities to shore up our balance sheet and enhance our financial flexibility, which has enabled us to take advantage of some exciting growth opportunities,” Loveman said. “We increased our ownership of Harrah’s Chester to approximately 95 percent and announced an agreement to purchase the Thistledown racetrack in Cleveland.

“In addition, we agreed to a seven-year contract extension with ESPN to televise the World Series of Poker,” Loveman said. “We’re looking forward to ESPN’s telecast of the November 9, 2009 WSOP Main Event finale, when nine players will split more than $27 million in prize money, including a first-place prize of $8.5 million.

“The third quarter was challenging from an operations standpoint, as lower spending by consumers affected by the global recession continued to impact revenues,” Loveman said.

“After 38 years of great accomplishment, Eastern Division President Carlos Tolosa will retire from Harrah’s Entertainment at the end of the year, concluding one of the longest and most distinguished careers in the history of our company,” Loveman said. “Carlos’ retirement will complete an 11-year professional collaboration with me during which he earned my admiration, gratitude and unyielding respect for him as a friend and colleague. On behalf of all of the Harrah’s employees, I thank him sincerely and wish him well.”

A substantial portion of the debt of Harrah’s Entertainment’s consolidated group is issued by HOC. Therefore, the company believes it is meaningful to also provide information pertaining to the results of operations of HOC. The information for HOC assumes that a post-January 2008 swap of certain properties between HOC and Harrah’s Entertainment that was consummated during the 2008 second quarter actually occurred on January 1, 2008.

HARRAH’S OPERATING COMPANY

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$1,759.5	$2,025.5	(13.1)%
(Loss)/income from operations	(909.7)	258.8	N/M
Loss from continuing operations, net of tax (a)	(1,453.1)	(114.7)	N/M
Property EBITDA	418.3	464.4	(9.9)%
Adjusted EBITDA (b)	404.2	454.4	(11.0)%

(a)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.
(b)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$5,241.7	$5,364.9	$577.5	$5,942.4	(11.8)%
(Loss)/Income from operations	(494.1)	795.6	(43.2)	752.4	N/M
Income/(loss) from continuing operations, net of tax (a)	733.9	(414.3)	(106.2)	(520.5)	N/M
Property EBITDA	1,264.5	1,244.3	109.6	1,353.9	(6.6)%
Adjusted EBITDA (b)	1,233.4	1,179.9	143.0	1,322.9	(6.8)%

(a)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.
(b)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

Summaries of results by region follow:

Las Vegas Region

While hotel occupancy remained strong at more than 90 percent, third-quarter and year-to-date revenues declined in the Las Vegas Region from the 2008 periods due to lower spend per visitor and weakness in the group-travel business, which led to lower average daily room rates. The 2009 third-quarter and year-to-date income from operations declined compared with respective 2008 results due to lower visitor spend, as well as impairment charges of $875.8 million and $255.1 million recorded in the third quarter and second quarter 2009, respectively, related to impairment of goodwill for certain of the Las Vegas strip properties.

HARRAH’S ENTERTAINMENT, INC.

Las Vegas Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$657.2	$796.8	(17.5)%
Loss/(income) from operations	(778.8)	155.4	N/M
Property EBITDA	173.0	230.0	(24.8)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$2,048.8	$2,279.2	$253.6	$2,532.8	(19.1)%
(Loss)/income from operations	(778.3)	497.3	51.9	549.2	N/M
Property EBITDA	582.2	715.7	76.0	791.7	(26.5)%

Las Vegas Region properties include Harrah’s Las Vegas, Rio, Bally’s Las Vegas, Paris, Flamingo Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon.

HARRAH’S OPERATING COMPANY

Las Vegas Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$295.8	$355.1	(16.7)%
(Loss)/income from operations	(630.4)	66.8	N/M
Property EBITDA	74.1	96.5	(23.2)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$907.6	$996.5	$118.5	$1,115.0	(18.6)%
(Loss)/income from operations	(530.2)	207.1	29.7	236.8	N/M
Property EBITDA	234.9	288.5	38.1	326.6	(28.1)%

Las Vegas Region properties include Bally’s Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon.

Atlantic City Region

Competition from gaming operations in Pennsylvania and the weak economy led to reduced visitation and customer spend per trip that unfavorably impacted Atlantic City Region results during both the three and nine months ended September 30, 2009. Included in third-quarter 2009 income from operations was a $178.7 million charge for impairment of goodwill of certain Atlantic City properties.

HARRAH’S ENTERTAINMENT, INC.

Atlantic City Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$558.4	$655.1	(14.8)%
(Loss)/income from operations	(98.5)	123.5	N/M
Property EBITDA	132.5	164.5	(19.5)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Total revenues	$1,558.5	$1,663.2	$160.8	$1,824.0	(14.6)%
Income from operations	6.0	254.0	18.7	272.7	(97.8)%
Property EBITDA	333.2	397.3	36.4	433.7	(23.2)%

Atlantic City Region properties include Harrah’s Atlantic City, Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

HARRAH’S OPERATING COMPANY

Atlantic City Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$415.4	$495.1	(16.1)%
(Loss)/income from operations	(125.3)	88.1	N/M
Property EBITDA	90.1	118.0	(23.6)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$1,176.0	$1,276.0	$125.8	$1,401.8	(16.1)%
(Loss)/income from operations	(51.3)	184.5	8.0	192.5	N/M
Property EBITDA	231.2	287.1	21.9	309.0	(25.2)%

Atlantic City Region properties include Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

Louisiana/Mississippi Region

Reduced visitation led to lower 2009 third-quarter and nine-month results despite improved margins. Included in third-quarter 2009 income from operations was a $6.0 million charge for impairment of goodwill of certain of the Louisiana/Mississippi properties. The 2008 first nine months were also impacted by construction disruptions related to the re-branding and remodeling of Harrah’s Tunica. Also included in income from operations for the nine months ended September 30, 2008 were insurance proceeds of $185.4 million representing final settlement of claims related to 2005 hurricane damages.

HARRAH’S ENTERTAINMENT, INC.

Louisiana/Mississippi Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$310.4	$368.2	(15.7)%
Income from operations	39.4	49.2	(19.9)%
Property EBITDA	71.4	73.8	(3.3)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$959.8	$1,010.8	$106.1	$1,116.9	(14.1)%
Income from operations	150.8	327.9	10.1	338.0	(55.4)%
Property EBITDA	236.7	217.9	18.6	236.5	0.1%

Louisiana/Mississippi Region properties include Harrah’s New Orleans, Horseshoe Bossier City, Louisiana Downs, Horseshoe Tunica, Harrah’s Tunica, Sheraton Tunica and Grand Casino Biloxi.

Iowa/Missouri Region

Cost-saving initiatives at all our properties in the Iowa/Missouri Region more than offset the 2009 third-quarter and year-to-date revenue declines, which were due to the weak economy that continued to impact guest visitation.

HARRAH’S ENTERTAINMENT, INC.

Iowa/Missouri Region

	Successor		Percent Increase/ (Decrease)
	Three Months Ended Sept 30,
(In millions)	2009	2008
Net revenues	$192.9	$198.0	(2.6)%
Income from operations	48.5	41.8	16.0%
Property EBITDA	61.1	53.5	14.2%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$577.1	$537.3	$55.8	$593.1	(2.7)%
Income from operations	146.1	112.8	7.7	120.5	21.2%
Property EBITDA	184.1	148.0	13.0	161.0	14.3%

Iowa/Missouri/Kansas Region properties include Harrah’s St. Louis, Harrah’s Council Bluffs, Horseshoe Council Bluffs and Harrah’s North Kansas City.

Illinois/Indiana Region

Despite a strong performance at the expanded Horseshoe Hammond, third-quarter revenues and Property EBITDA declined from the 2008 third quarter due to effects of the weak economy. Income from operations for the 2009 third-quarter was lower than in 2008 due to a $180.7 million charge for impairments of goodwill and non-amortizing intangible assets at certain of the region’s properties. Year-to-date 2009 revenues and Property EBITDA improved from the 2008 results as a result of the expansion at Horseshoe Hammond and the benefits of cost reductions at other properties.

HARRAH’S ENTERTAINMENT, INC.

Illinois/Indiana Region

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$284.7	$301.9	(5.7)%
(Loss)/income from operations	(153.3)	21.5	N/M
Property EBITDA	49.1	54.3	(9.6)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$901.1	$804.5	$85.5	$890.0	1.2%
(Loss)/income from operations	(65.3)	91.3	8.7	100.0	N/M
Property EBITDA	188.7	150.7	13.6	164.3	14.9%

Illinois/Indiana properties include Horseshoe Hammond, Harrah’s Joliet, Harrah’s Metropolis and Horseshoe Southern Indiana.

Other Nevada Region

While hotel occupancy rates were about even with the 2008 third quarter, results for the Other Nevada Region declined in the 2009 third-quarter due to lower visitor spend per trip, although cost-saving initiatives partially offset the revenue declines.

HARRAH’S ENTERTAINMENT, INC.

Other Nevada

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$141.5	$170.4	(17.0)%
Income from operations	29.4	33.7	(12.8)%
Property EBITDA	41.4	45.4	(8.8)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$370.6	$419.0	$38.9	$457.9	(19.1)%
Income from operations	48.5	59.7	0.5	60.2	(19.4)%
Property EBITDA	86.8	93.0	4.5	97.5	(11.0)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harvey’s Lake Tahoe, Bill’s Casino and Harrah’s Laughlin.

HARRAH’S OPERATING COMPANY

Other Nevada

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$104.7	$127.5	(17.9)%
Income from operations	23.1	27.4	(15.7)%
Property EBITDA	30.3	34.1	(11.1)%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
Net revenues	$261.6	$299.8	$26.8	$326.6	(19.9)%
Income/(loss) from operations	29.8	40.5	(1.9)	38.6	(22.8)%
Property EBITDA	53.1	60.3	1.2	61.5	(13.7)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harvey’s Lake Tahoe and Bill’s Casino.

Managed/International/Other

Revenues declined in the 2009 third quarter and year-to-date, largely as result of adverse movements in exchange rates. Improved Property EBITDA for the 2009 third quarter and year to date was due largely to increased revenues at the company’s London Clubs International properties and improved cost management at all of the company’s international and managed properties. In the second and third quarters of 2009, the company recognized impairments of $42.0 million and $87.5 million, respectively, of certain non-amortizing intangible assets that contributed to the losses from operations.

HARRAH’S ENTERTAINMENT, INC.

Managed/International/Other

	Successor Three Months Ended Sept 30,		Percent Increase/ (Decrease)
(In millions)	2009	2008
Net revenues	$137.1	$155.5	(11.8)%
Loss from operations	(97.2)	(39.8)	N/M
Property EBITDA	35.2	20.2	74.3%

	Successor		Predecessor	Combined	Percent Increase/ (Decrease)
(In millions)	Nine Months Ended Sept 30, 2009	Jan. 28, 2008 Through Sept 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept 30, 2008
Net revenues	$392.4	$374.5	$59.4	$433.9	(9.6)%
Loss from operations	(154.3)	(113.5)	(0.3)	(113.8)	(35.6)%
Property EBITDA	98.8	44.3	9.1	53.4	85.0%

Managed/International/Other results include income from our managed properties, results of our international properties and certain marketing and administrative expenses, including development costs, and income from our non-consolidated subsidiaries.

Other items

During the third quarter 2009, we recorded a total charge of $1.33 billion for the impairment of goodwill and other intangible assets, the majority of which related to properties in the Las Vegas, Atlantic City, and Illinois/Indiana regions. Total impairment charges for goodwill and other intangible assets were $1.63 billion for the nine months ended September 30, 2009.

Interest expense decreased in the 2009 third-quarter and year-to-date periods compared with 2008 due to lower debt levels resulting from HOC debt exchanges completed in December 2008 and April 2009 and repurchases of debt in open-market transactions.

As a result of exchange offers and open-market purchases during the second quarter, pre-tax gains of $4.3 billion on early extinguishment of debt were recognized and are included in the year-to-date results.

For the 2009 third quarter, the Company recorded a tax provision of $128.9 million on a pre-tax loss from continuing operations of $1.492 billion, compared to a tax benefit of $46.0 million on a pre-tax loss from continuing operations of $169.2 million in the comparable period of 2008. For the nine months ended September 30, 2009, the Company recognized a tax provision of $1.591 billion on pre-tax income from continuing operations of $2.139 billion, which equates to an effective tax rate of 74.4%. The primary difference between the Company’s year-to date recorded provision and the provision that would have resulted from applying the U.S. statutory tax rate of 35% to the Company’s pre-tax income from continuing operations is primarily attributable to non-deductible impairments of goodwill and adjustments to uncertain tax positions.

Harrah’s Entertainment, Inc. is the world’s largest provider of branded casino entertainment. Since its beginning in Reno, Nevada, more than 70 years ago, Harrah’s has grown through development of new properties, expansions and acquisitions, and now operates casinos on four continents. The company’s properties operate primarily under the Harrah’s®, Caesars® and Horseshoe® brand names. Harrah’s also owns the World Series of Poker® and a majority interest in the London Clubs International family of casinos. Harrah’s Entertainment is focused on building loyalty and value with its customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. For more information, please visit www.harrahs.com.

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcomes of contingencies and future financial results of Harrah’s. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Harrah’s may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the impact of the company’s significant indebtedness;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular;

•

construction factors, including delays, increased costs for labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;

•	the effects of environmental and structural building conditions relating to our properties; access to available and reasonable financing on a timely basis;

•	the ability to timely and cost-effectively integrate acquisitions into our operations;

•	changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies;

•	litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation;

•	the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales or hotel sales;

•	our ability to recoup costs of capital investments through higher revenues;

•	acts of war or terrorist incidents or natural disasters;

•	abnormal gaming holds; and

•	the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Harrah’s disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.

-More-

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATED SUMMARY OF OPERATIONS

(UNAUDITED)

	Successor				Predecessor	Combined
	Three Months Ended Sept 30,		Nine Months Ended Sept. 30,	Jan. 28, 2008 Through Sept. 30,	Jan. 1, 2008 Through Jan. 27,	Nine Months Ended Sept. 30,
(In millions)	2009	2008	2009	2008	2008	2008
Revenues	$2,282.2	$2,645.9	$6,808.3	$7,088.5	$760.1	$7,848.6
Property operating expenses	(1,718.5)	(2,004.2)	(5,097.8)	(5,321.6)	(588.9)	(5,910.5)
Depreciation and amortization	(175.6)	(152.0)	(516.8)	(452.4)	(63.5)	(515.9)

Operating profit	388.1	489.7	1,193.7	1,314.5	107.7	1,422.2
Project opening costs and other items	(24.6)	(63.1)	(81.5)	35.5	(5.4)	30.1
Impairment of intangible assets	(1,328.6)	—	(1,625.7)	—	—	—
(Losses)/income on interests in non-consolidated affiliates	(1.2)	(2.5)	(1.3)	(1.3)	0.5	(0.8)
Corporate expense	(39.7)	(34.7)	(111.7)	(95.9)	(8.5)	(104.4)
Merger and integration costs	—	(1.0)	(0.3)	(23.1)	(125.6)	(148.7)
Amortization of intangible assets	(44.2)	(38.8)	(131.7)	(119.2)	(5.5)	(124.7)

(Loss)/income from operations	(1,050.2)	349.6	(758.5)	1,110.5	(36.8)	1,073.7
Interest expense, net of interest capitalized	(444.5)	(533.4)	(1,404.7)	(1,469.4)	(89.7)	(1,559.1)
(Losses)/gains on early extinguishments of debt	(1.5)	7.4	4,279.2	(203.9)	—	(203.9)
Other income, including interest income	4.1	7.2	23.2	18.7	1.1	19.8

(Loss)/income before income taxes	(1,492.1)	(169.2)	2,139.2	(544.1)	(125.4)	(669.5)
Income tax (provision)/benefit	(128.9)	46.0	(1,590.8)	147.7	26.0	173.7

(Loss)/income from continuing operations, net of tax (a)	(1,621.0)	(123.2)	548.4	(396.4)	(99.4)	(495.8)
Discontinued operations, net of tax	(0.1)	0.7	(0.3)	88.4	0.1	88.5

Net (loss)/income(a)	(1,621.1)	(122.5)	548.1	(308.0)	(99.3)	(407.3)
Less: net income attributable to non-controlling interests	(3.2)	(7.2)	(16.1)	(6.2)	(1.6)	(7.8)

Net (loss)/income attributable to Harrah’s Entertainment, Inc.	$(1,624.3)	$(129.7)	$532.0	$(314.2)	$(100.9)	$(415.1)

(a)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentations.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL OPERATING INFORMATION

(UNAUDITED)

	Successor				Predecessor	Combined
	Three Months Ended Sept 30,		Nine Months Ended Sept. 30, 2009	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30, 2008
(In millions)	2009	2008
Revenues
Las Vegas Region	$657.2	$796.8	$2,048.8	$2,279.2	$253.6	$2,532.8
Atlantic City Region	558.4	655.1	1,558.5	1,663.2	160.8	1,824.0
Louisiana/Mississippi Region	310.4	368.2	959.8	1,010.8	106.1	1,116.9
Iowa/Missouri Region	192.9	198.0	577.1	537.3	55.8	593.1
Illinois/Indiana Region	284.7	301.9	901.1	804.5	85.5	890.0
Other Nevada Region	141.5	170.4	370.6	419.0	38.9	457.9
Managed/International/Other	137.1	155.5	392.4	374.5	59.4	433.9

Net Revenues	$2,282.2	$2,645.9	$6,808.3	$7,088.5	$760.1	$7,848.6

(Loss)/Income from operations
Las Vegas Region	$(778.8)	$155.4	$(778.3)	$497.3	$51.9	$549.2
Atlantic City Region	(98.5)	123.5	6.0	254.0	18.7	272.7
Louisiana/Mississippi Region	39.4	49.2	150.8	327.9	10.1	338.0
Iowa/Missouri Region	48.5	41.8	146.1	112.8	7.7	120.5
Illinois/Indiana Region	(153.3)	21.5	(65.3)	91.3	8.7	100.0
Other Nevada Region	29.4	33.7	48.5	59.7	0.5	60.2
Managed/International/Other	(97.2)	(39.8)	(154.3)	(113.5)	(0.3)	(113.8)
Corporate Expense	(39.7)	(34.7)	(111.7)	(95.9)	(8.5)	(104.4)
Merger and integration costs	—	(1.0)	(0.3)	(23.1)	(125.6)	(148.7)

Total (loss)/income from operations	$(1,050.2)	$349.6	$(758.5)	$1,110.5	$(36.8)	$1,073.7

Property EBITDA (a)
Las Vegas Region	$173.0	$230.0	$582.2	$715.7	$76.0	$791.7
Atlantic City Region	132.5	164.5	333.2	397.3	36.4	433.7
Louisiana/Mississippi Region	71.4	73.8	236.7	217.9	18.6	236.5
Iowa/Missouri Region	61.1	53.5	184.1	148.0	13.0	161.0
Illinois/Indiana Region	49.1	54.3	188.7	150.7	13.6	164.3
Other Nevada Region	41.4	45.4	86.8	93.0	4.5	97.5
Managed/International/Other	35.2	20.2	98.8	44.3	9.1	53.4

Total Property EBITDA	$563.7	$641.7	$1,710.5	$1,766.9	$171.2	$1,938.1

Project opening costs and other items
Project opening costs	$(0.3)	$(16.3)	$(2.9)	$(26.3)	$(0.7)	$(27.0)
Insurance proceeds for hurricane losses	—	—	—	185.4	—	185.4
Impairment of intangible assets	(1,328.6)	—	(1,625.7)	—	—	—
Other write-downs, reserves and recoveries	(24.3)	(46.8)	(78.6)	(123.6)	(4.7)	(128.3)

Total Project opening costs and other items	$(1,353.2)	$(63.1)	$(1,707.2)	$35.5	$(5.4)	$30.1

(a)	Property EBITDA (earnings before interest, taxes, depreciation and amortization) consists of loss from operations before depreciation and amortization, write-downs, reserves and recoveries, project opening costs, corporate expense, merger and integration costs, income/(losses) on interests in non-consolidated affiliates and amortization of intangible assets. Property EBITDA is a supplemental financial measure used by management, as well as industry analysts, to evaluate our operations. However, Property EBITDA should not be construed as an alternative to loss from operations (as an indicator of our operating performance) or to Cash flows from operating activities (as a measure of liquidity) as determined in accordance with generally accepted accounting principles. All companies do not calculate EBITDA in the same manner. As a result, Property EBITDA as presented by our Company may not be comparable to similarly titled measures presented by other companies.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME/(LOSS) FROM OPERATIONS

(UNAUDITED)

	Successor
	Three Months Ended September 30, 2009
(In Millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$657.2	$558.4	$310.4	$192.9	$284.7	$141.5	$137.1	$2,282.2
Property operating expenses	(484.2)	(425.9)	(239.0)	(131.8)	(235.6)	(100.1)	(101.9)	(1,718.5)

Property EBITDA	173.0	132.5	71.4	61.1	49.1	41.4	35.2	563.7
Depreciation and amortization	(46.2)	(48.1)	(20.4)	(12.6)	(21.5)	(8.5)	(18.3)	(175.6)

Operating profit	126.8	84.4	51.0	48.5	27.6	32.9	16.9	388.1
Project opening costs and other items	(10.8)	(0.5)	(0.2)	—	0.1	(0.1)	(13.1)	(24.6)
Impairment of intangible assets	(875.8)	(178.6)	(6.0)	—	(180.7)	—	(87.5)	(1,328.6)
Income/(losses) on interests in nonconsolidated affiliates	—	—	0.1	—	—	—	(1.3)	(1.2)
Corporate expense	—	—	—	—	—	—	(39.7)	(39.7)
Amortization of intangible assets	(19.0)	(3.8)	(5.5)	—	(0.3)	(3.4)	(12.2)	(44.2)

(Loss)/income from operations*	$(778.8)	$(98.5)	$39.4	$48.5	$(153.3)	$29.4	$(136.9)	$(1,050.2)

	Successor
	Three Months Ended September 30, 2008
(In Millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$796.8	$655.1	$368.2	$198.0	$301.9	$170.4	$155.5	$2,645.9
Property operating expenses	(566.8)	(490.6)	(294.4)	(144.5)	(247.6)	(125.0)	(135.3)	(2,004.2)

Property EBITDA	230.0	164.5	73.8	53.5	54.3	45.4	20.2	641.7
Depreciation and amortization	(40.7)	(40.5)	(16.4)	(11.6)	(18.5)	(8.4)	(15.9)	(152.0)

Operating profit	189.3	124.0	57.4	41.9	35.8	37.0	4.3	489.7
Project opening costs and other items	(14.7)	(0.6)	(4.4)	(0.1)	(14.1)	—	(29.2)	(63.1)
Losses on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(2.7)	(2.5)
Corporate expense	—	—	—	—	—	—	(34.7)	(34.7)
Merger and integration costs	—	—	—	—	—	—	(1.0)	(1.0)
Amortization of intangible assets	(19.2)	0.1	(4.0)	—	(0.2)	(3.3)	(12.2)	(38.8)

Income/(loss) from operations*	$155.4	$123.5	$49.2	$41.8	$21.5	$33.7	$(75.5)	$349.6

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net (loss)/income attributable to Harrah’s Entertainment, Inc.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME/(LOSS) FROM OPERATIONS

(UNAUDITED)

	Successor
	Nine Months Ended September 30, 2009
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,048.8	$1,558.5	$959.8	$577.1	$901.1	$370.6	$392.4	$6,808.3
Property operating expenses	(1,466.6)	(1,225.3)	(723.1)	(393.0)	(712.4)	(283.8)	(293.6)	(5,097.8)

Property EBITDA	582.2	333.2	236.7	184.1	188.7	86.8	98.8	1,710.5
Depreciation and amortization	(139.2)	(133.4)	(61.2)	(37.8)	(64.0)	(26.4)	(54.8)	(516.8)

Operating profit	443.0	199.8	175.5	146.3	124.7	60.4	44.0	1,193.7
Project opening costs and other items	(33.4)	(3.8)	(2.9)	(0.2)	(8.3)	(1.5)	(31.4)	(81.5)
Impairment of intangible assets	(1,130.9)	(178.6)	(6.0)	—	(180.7)	—	(129.5)	(1,625.7)
Income/(losses) on interests in non-consolidated affiliates	—	—	0.6	—	—	—	(1.9)	(1.3)
Corporate expense	—	—	—	—	—	—	(111.7)	(111.7)
Merger and integration costs	—	—	—	—	—	—	(0.3)	(0.3)
Amortization of intangible assets	(57.0)	(11.4)	(16.4)	—	(1.0)	(10.4)	(35.5)	(131.7)

(Loss)/income from operations*	$(778.3)	$6.0	$150.8	$146.1	$(65.3)	$48.5	$(266.3)	$(758.5)

	Combined
	Nine Months Ended September 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,532.8	$1,824.0	$1,116.9	$593.1	$890.0	$457.9	$433.9	$7,848.6
Property operating expenses	(1,741.1)	(1,390.3)	(880.4)	(432.1)	(725.7)	(360.4)	(380.5)	(5,910.5)

Property EBITDA	791.7	433.7	236.5	161.0	164.3	97.5	53.4	1,938.1
Depreciation and amortization	(142.5)	(144.1)	(62.4)	(40.0)	(44.3)	(28.0)	(54.6)	(515.9)

Operating profit	649.2	289.6	174.1	121.0	120.0	69.5	(1.2)	1,422.2
Project opening costs and other items	(48.4)	(5.0)	178.9	(0.3)	(18.5)	—	(76.6)	30.1
Income/(losses) on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.0)	(0.8)
Corporate expense	—	—	—	—	—	—	(104.4)	(104.4)
Merger and integration costs	—	—	—	—	—	—	(148.7)	(148.7)
Amortization of intangible assets	(51.6)	(11.9)	(15.2)	(0.2)	(1.5)	(9.3)	(35.0)	(124.7)

Income/(loss) from operations*	$549.2	$272.7	$338.0	$120.5	$100.0	$60.2	$(366.9)	$1,073.7

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net (loss)/income attributable to Harrah’s Entertainment, Inc.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO (LOSS)/INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Jan. 28, 2008 Through September 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,279.2	$1,663.2	$1,010.8	$537.3	$804.5	$419.0	$374.5	$7,088.5
Property operating expenses	(1,563.5)	(1,265.9)	(792.9)	(389.3)	(653.8)	(326.0)	(330.2)	(5,321.6)

Property EBITDA	715.7	397.3	217.9	148.0	150.7	93.0	44.3	1,766.9
Depreciation and amortization	(123.8)	(128.4)	(53.8)	(34.9)	(40.0)	(24.1)	(47.4)	(452.4)

Operating profit	591.9	268.9	164.1	113.1	110.7	68.9	(3.1)	1,314.5
Project opening costs and other items	(44.0)	(4.9)	178.3	(0.3)	(18.5)	—	(75.1)	35.5
Income/(losses) on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.5)	(1.3)
Corporate expense	—	—	—	—	—	—	(95.9)	(95.9)
Merger and integration costs	—	—	—	—	—	—	(23.1)	(23.1)
Amortization of intangible assets	(50.6)	(10.0)	(14.7)	—	(0.9)	(9.2)	(33.8)	(119.2)

(Loss)/income from operations*	$497.3	$254.0	$327.9	$112.8	$91.3	$59.7	$(232.5)	$1,110.5

	Predecessor
	Jan. 1, 2008 Through Jan. 27, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$253.6	$160.8	$106.1	$55.8	$85.5	$38.9	$59.4	$760.1
Property operating expenses	(177.6)	(124.4)	(87.5)	(42.8)	(71.9)	(34.4)	(50.3)	(588.9)

Property EBITDA	76.0	36.4	18.6	13.0	13.6	4.5	9.1	171.2
Depreciation and amortization	(18.7)	(15.7)	(8.6)	(5.1)	(4.3)	(3.9)	(7.2)	(63.5)

Operating profit	57.3	20.7	10.0	7.9	9.3	0.6	1.9	107.7
Project opening costs and other items	(4.4)	(0.1)	0.6	—	—	—	(1.5)	(5.4)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Corporate expense	—	—	—	—	—	—	(8.5)	(8.5)
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)

(Loss)/income from operations*	$51.9	$18.7	$10.1	$7.7	$8.7	$0.5	$(134.4)	$(36.8)

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net (loss)/income attributable to Harrah’s Entertainment, Inc.

HARRAH’S ENTERTAINMENT, INC. SUPPLEMENTAL INFORMATION

RECONCILIATION OF INCOME/(LOSS) FROM CONTINUING OPERATIONS TO LTM ADJUSTED EBITDA

(UNAUDITED)

Last twelve months (LTM) Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of LTM Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles Income/(loss) from continuing operations, net of tax and LTM Adjusted EBITDA of Harrah’s Entertainment, Inc. for the Successor period for the nine months ended September 30, 2009, the Predecessor period from January 1, 2008 through January 27, 2008, the Successor period from January 28, 2008 through September 30, 2008 and the Successor period from January 28, 2008 through December 31, 2008.

	(1)			(2)			(3)	(1)-(2)+(3) LTM
	Successor	Predecessor	Successor	Combined	Predecessor	Successor	Combined
(In millions)	Nine Months Ended Sept. 30, 2009	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Dec. 31, 2008
Income/(loss) from continuing operations, net of tax	$548.4	$(99.4)	$(396.4)	$(495.8)	$(99.4)	$(5,174.7)	$(5,274.1)	$(4,229.9)
Net loss attributable to non-controlling interests	(16.1)	(1.6)	(6.2)	(7.8)	(1.6)	(12.0)	(13.6)	(21.9)
Interest expense, net	1,381.5	89.7	1,451.2	1,540.9	89.7	2,041.2	2,130.9	1,971.5
Provision/(benefit) for income taxes	1,590.8	(26.0)	(147.7)	(173.7)	(26.0)	(360.4)	(386.4)	1,378.1
Depreciation and amortization	658.8	72.7	583.5	656.2	72.7	805.2	877.9	880.5

EBITDA	4,163.4	35.4	1,484.4	1,519.8	35.4	(2,700.7)	(2,665.3)	(21.7)
Project opening costs, abandoned projects and development costs (a)	2.8	0.9	28.7	29.6	0.9	31.6	32.5	5.7
Merger and integration costs	0.3	125.6	23.1	148.7	125.6	24.0	149.6	1.2
(Gain)/losses on early extinguishment of debt (b)	(4,279.2)	—	203.9	203.9	—	(742.1)	(742.1)	(5,225.2)
Net income attributable to non-controlling interests, net of distributions (c)	0.2	1.0	(3.6)	(2.6)	1.0	(7.4)	(6.4)	(3.6)
Impairment of goodwill and other intangible assets	1,625.7	—	—	—	—	5,489.6	5,489.6	7,115.3
Non-cash expense for stock compensation benefits (d)	12.5	2.4	12.3	14.7	2.4	16.3	18.7	16.5
Income from insurance claims for hurricane losses (e)	—	—	(185.5)	(185.5)	—	(185.4)	(185.4)	0.1
Other non-recurring or non-cash items (f)	126.4	6.7	158.9	165.6	6.7	249.9	256.6	217.4
Pro forma adjustment for yet-to-be realized cost savings (g)								186.7

LTM adjusted EBITDA								$2,292.4

(a)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
(b)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(c)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(d)	Represents non-cash compensation expense related to stock options.
(e)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
(f)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(g)	Represents the cost savings yet-to-be-realized from our previously announced profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH'S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO (LOSS)/INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Three Months Ended September 30, 2009
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$295.8	$415.4	$310.4	$192.9	$284.7	$104.7	$155.6	$1,759.5
Property operating expenses	(221.7)	(325.3)	(239.0)	(131.8)	(235.6)	(74.4)	(113.4)	(1,341.2)

Property EBITDA	74.1	90.1	71.4	61.1	49.1	30.3	42.2	418.3
Depreciation and amortization	(21.1)	(34.4)	(20.4)	(12.6)	(21.5)	(6.5)	(17.2)	(133.7)

Operating profit	53.0	55.7	51.0	48.5	27.6	23.8	25.0	284.6
Project opening costs and other items	(3.5)	(0.4)	(0.2)	—	0.1	(0.1)	(13.2)	(17.3)
Impairment of intangible assets	(671.8)	(178.7)	(6.0)	—	(180.7)	—	(87.4)	(1,124.6)
Income on interests in non-consolidated affiliates	—	0.8	0.1	—	—	—	(1.4)	(0.5)
Corporate expense	—	—	—	—	—	—	(22.6)	(22.6)
Merger and integration costs	—	—	—	—	—	—	—	—
Amortization of intangible assets	(8.1)	(2.7)	(5.5)	—	(0.3)	(0.6)	(12.1)	(29.3)

(Loss)/income from operations*	$(630.4)	$(125.3)	$39.4	$48.5	$(153.3)	$23.1	$(111.7)	$(909.7)

	Successor
	Three Months Ended September 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$355.1	$495.1	$368.2	$198.0	$301.9	$127.5	$179.7	$2,025.5
Property operating expenses	(258.6)	(377.1)	(294.4)	(144.5)	(247.6)	(93.4)	(145.5)	(1,561.1)

Property EBITDA	96.5	118.0	73.8	53.5	54.3	34.1	34.2	464.4
Depreciation and amortization	(17.5)	(27.8)	(16.4)	(11.6)	(18.5)	(6.3)	(16.0)	(114.1)

Operating profit	79.0	90.2	57.4	41.9	35.8	27.8	18.2	350.3
Project opening costs and other items	(4.1)	(0.4)	(4.4)	(0.1)	(14.1)	—	(20.1)	(43.2)
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(2.6)	(2.4)
Corporate expense	—	—	—	—	—	—	(18.3)	(18.3)
Merger and integration costs	—	—	—	—	—	—	(1.0)	(1.0)
Amortization of intangible assets	(8.1)	(1.7)	(4.0)	—	(0.2)	(0.4)	(12.2)	(26.6)

(Loss)/income from operations*	$66.8	$88.1	$49.2	$41.8	$21.5	$27.4	$(36.0)	$258.8

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net (loss)/income attributable to Harrah’s Operating Company, Inc.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO (LOSS)/INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Nine Months Ended September 30, 2009
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$907.6	$1,176.0	$959.8	$577.1	$901.1	$261.6	$458.5	$5,241.7
Property operating expenses	(672.7)	(944.8)	(723.1)	(393.0)	(712.4)	(208.5)	(322.7)	(3,977.2)

Property EBITDA	234.9	231.2	236.7	184.1	188.7	53.1	135.8	1,264.5
Depreciation and amortization	(63.0)	(95.2)	(61.2)	(37.8)	(64.0)	(20.2)	(54.9)	(396.3)

Operating profit	171.9	136.0	175.5	146.3	124.7	32.9	80.9	868.2
Project opening costs and other items	(6.1)	(2.6)	(2.9)	(0.2)	(8.3)	(1.4)	(31.5)	(53.0)
Impairments of intangible assets	(671.8)	(178.7)	(6.0)	—	(180.7)	—	(129.4)	(1,166.6)
Income on interests in non-consolidated affiliates	—	2.2	0.6	—	—	—	(1.9)	0.9
Corporate expense	—	—	—	—	—	—	(56.3)	(56.3)
Merger and integration costs	—	—	—	—	—	—	(0.3)	(0.3)
Amortization of intangible assets	(24.2)	(8.2)	(16.4)	—	(1.0)	(1.7)	(35.5)	(87.0)

Loss/(income) from operations*	$(530.2)	$(51.3)	$150.8	$146.1	$(65.3)	$29.8	$(174.0)	$(494.1)

	Combined
	Nine Months Ended September 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,115.0	$1,401.8	$1,116.9	$593.1	$890.0	$326.6	$499.0	$5,942.4
Property operating expenses	(788.4)	(1,092.8)	(880.4)	(432.1)	(725.7)	(265.1)	(404.0)	(4,588.5)

Property EBITDA	326.6	309.0	236.5	161.0	164.3	61.5	95.0	1,353.9
Depreciation and amortization	(61.1)	(104.1)	(62.4)	(40.0)	(44.3)	(21.4)	(54.6)	(387.9)

Operating profit	265.5	204.9	174.1	121.0	120.0	40.1	40.4	966.0
Project opening costs and other items	(6.2)	(3.3)	178.9	(0.3)	(18.5)	—	(67.6)	83.0
Income/(losses) on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(0.9)	(0.7)
Corporate expense	—	—	—	—	—	—	(62.3)	(62.3)
Merger and integration costs		—	—	—	—	—	(148.7)	(148.7)
Amortization of intangible assets	(22.5)	(9.1)	(15.2)	(0.2)	(1.5)	(1.5)	(34.9)	(84.9)

Income/(loss) from operations*	$236.8	$192.5	$338.0	$120.5	$100.0	$38.6	$(274.0)	$752.4

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net Income/(loss) attributable to Harrah’s Operating Company, Inc.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO (LOSS)/INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	January 28, 2008 Through September 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$996.5	$1,276.0	$1,010.8	$537.3	$804.5	$299.8	$440.0	$5,364.9
Property operating expenses	(708.0)	(988.9)	(792.9)	(389.3)	(653.8)	(239.5)	(348.2)	(4,120.6)

Property EBITDA	288.5	287.1	217.9	148.0	150.7	60.3	91.8	1,244.3
Depreciation and amortization	(53.7)	(92.2)	(53.8)	(34.9)	(40.0)	(18.4)	(47.4)	(340.4)

Operating profit	234.8	194.9	164.1	113.1	110.7	41.9	44.4	903.9
Project opening costs and other items	(6.2)	(3.2)	178.3	(0.3)	(18.5)	—	(66.2)	83.9
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.4)	(1.2)
Corporate expense	—	—	—	—	—	—	(88.5)	(88.5)
Merger and integration costs	—	—	—	—	—	—	(23.1)	(23.1)
Amortization of intangible assets	(21.5)	(7.2)	(14.7)	—	(0.9)	(1.4)	(33.7)	(79.4)

(Loss)/income from operations*	$207.1	$184.5	$327.9	$112.8	$91.3	$40.5	$(168.5)	$795.6

	Predecessor
	January 1, 2008 Through January 27, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$118.5	$125.8	$106.1	$55.8	$85.5	$26.8	$59.0	$577.5
Property operating expenses	(80.4)	(103.9)	(87.5)	(42.8)	(71.9)	(25.6)	(55.8)	(467.9)

Property EBITDA	38.1	21.9	18.6	13.0	13.6	1.2	3.2	109.6
Depreciation and amortization	(7.4)	(11.9)	(8.6)	(5.1)	(4.3)	(3.0)	(7.2)	(47.5)

Operating profit	30.7	10.0	10.0	7.9	9.3	(1.8)	(4.0)	62.1
Project opening costs and other items	—	(0.1)	0.6	—	—	—	(1.4)	(0.9)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Corporate expense	—	—	—	—	—	—	26.2	26.2
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)

(Loss)/income from operations*	$29.7	$8.0	$10.1	$7.7	$8.7	$(1.9)	$(105.5)	$(43.2)

*	Total (loss)/income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income/(loss) attributable to Harrah’s Operating Company, Inc.

HARRAH’S OPERATING COMPANY, A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

CALCULATION OF ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA and last twelve months (LTM) adjusted EBITDA are defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA and LTM adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA and LTM adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

In connection with the acquisition of the Company by affiliates of Apollo Global Management, LLC and TPG Capital, LP, eight of our properties and their related operating assets were spun off from Harrah’s Operating Company to Harrah’s Entertainment through a series of distributions, liquidations, transfers and contributions, collectively referred to as the “the CMBS Spin-Off.” The eight properties, as of the closing, are Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Showboat Atlantic City, Harrah’s Lake Tahoe, Harvey’s Lake Tahoe and Bill’s Lake Tahoe. Subsequent to the closing, Paris Las Vegas and Harrah’s Laughlin and their related operating assets were spun off from Harrah’s Operating Company and its subsidiaries to Harrah’s Entertainment, and Harrah’s Lake Tahoe, Harvey’s Lake Tahoe, Bill’s Lake Tahoe and Showboat Atlantic City and their related operating assets were transferred to subsidiaries of Harrah’s Operating Company from Harrah’s Entertainment (the “Post-Close CMBS Transaction”). The properties spun off from Harrah’s Operating Company and owned by Harrah’s Entertainment, whether at closing or after the subsequent transfer, are collectively referred to as “the CMBS properties.” We refer to the CMBS Spin-Off and the Post-Closing CMBS Transaction as the “CMBS Transactions.”

Also in connection with the acquisition by affiliates of Apollo and TPG, London Clubs International Limited (“London Clubs”) and its subsidiaries, with the exception of the subsidiaries related to the South Africa operations, became subsidiaries of Harrah’s Operating Company (“the London Clubs Transfer”). London Clubs and its subsidiaries were previously subsidiaries of Harrah Entertainment.

HARRAH’S OPERATING COMPANY, A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF INCOME/(LOSS) FROM CONTINUING OPERATIONS TO LTM ADJUSTED EBITDA

(UNAUDITED)

The following table reconciles Income/(loss) from continuing operations, net of tax and LTM Adjusted EBITDA of Harrah’s Operating for the Successor period for the nine months ended September 30, 2009; the Predecessor period from January 1, 2008 through January 27, 2008 and Successor period from January 28, 2008 through September 30, 2008, which includes the South Africa operations; and the Predecessor period from January 1, 2008 through January 27, 2008 and Successor period from January 28, 2008 through December 31, 2008:

	(1)			(2)			(3)
	Successor	Predecessor	Successor	Combined	Predecessor	Successor	Combined
(In millions)	Nine Months Ended Sept 30, 2009	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Sept 30, 2008	Jan. 1, 2008 Through Sept 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008 (a)	Jan. 28, 2008 Through Dec. 31, 2008 (a)	Jan. 1, 2008 Through Dec. 31, 2008	(1)-(2)+(3) LTM
Income/(loss) from continuing operations, net of tax	$733.9	$(106.2)	$(414.3)	$(520.5)	$(106.2)	$(3,390.5)	$(3,496.7)	$(2,242.3)
Net (income)/loss attributable to non-controlling interests	(11.7)	(1.4)	(1.6)	(3.0)	(1.4)	(6.4)	(7.8)	(16.5)
Interest expense, net	1,222.6	85.7	1,193.2	1,278.9	85.7	1,675.4	1,761.1	1,704.8
Provision/(benefit) for income taxes	1,480.8	(21.6)	(186.7)	(208.3)	(21.6)	(378.5)	(400.1)	1,289.0
Depreciation and amortization	493.6	56.7	431.7	488.4	56.7	597.2	653.9	659.1

EBITDA	3,919.2	13.2	1,022.3	1,035.5	13.2	(1,502.8)	(1,489.6)	1,394.1
Project opening costs, abandoned projects and development costs (b)	2.7	0.9	27.1	28.0	0.9	30.0	30.9	5.6
Merger and integration costs	0.3	125.6	23.1	148.7	125.6	24.0	149.6	1.2
(Gain)/losses on early extinguishment of debt (c)	(3,931.4)	—	203.9	203.9	—	(742.1)	(742.1)	(4,877.4)
Net income attributable to non-controlling interests, net of distributions (d)	(0.2)	0.8	(3.9)	(3.1)	0.8	(7.2)	(6.4)	(3.5)
Impairment of goodwill and other intangible assets	1,166.6	—	—	—	—	3,745.2	3,745.2	4,911.8
Non-cash expense for stock compensation benefits (e)	9.3	1.7	9.2	10.9	1.7	12.1	13.8	12.2
Income from insurance claims for hurricane losses (f)	—	—	(185.5)	(185.5)	—	(185.4)	(185.4)	0.1
Other non-recurring or non-cash items (g)	66.9	0.8	83.7	84.5	0.8	130.1	130.9	113.3
Pro forma adjustment for yet-to-be realized cost savings (h)								134.4

LTM adjusted EBITDA								$1,691.8

(a)	Includes operating results of South Africa.
(b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
(c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(e)	Represents non-cash compensation expense related to stock options.
(f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
(g)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(h)	Represents the cost savings yet-to-be realized from our previously announced profitability improvement program.

The following tables present the condensed combined statement of operations of Harrah’s Operating Company, Inc. for the quarter and nine months ended September 30, 2009, the quarter ended September 30, 2008, the Successor period from January 28, 2008 through September 30, 2008, and the Predecessor period from January 1, 2008 through January 27, 2008, taking into consideration the CMBS Transactions and the London Clubs Transfer:

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

(UNAUDITED)

(In millions)	Harrah’s Entertainment(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	HOC(c)
Revenues	$2,282.2	$(522.7)	$1,759.5
Property operating expenses	(1,718.5)	377.3	(1,341.2)
Depreciation and amortization	(175.6)	41.9	(133.7)

Operating profit	388.1	(103.5)	284.6

Project opening costs and other items	(24.6)	7.3	(17.3)
Impairment of intangible assets	(1,328.6)	204.0	(1,124.6)
Income on interests in non-consolidated affiliates	(1.2)	0.7	(0.5)
Corporate expense	(39.7)	17.1	(22.6)
Merger and integration costs	—	—	—
Amortization of intangible assets	(44.2)	14.9	(29.3)

Loss from operations	(1,050.2)	140.5	(909.7)
Interest expense, net of interest capitalized	(444.5)	45.0	(399.5)
Losses on early extinguishment of debt	(1.5)	—	(1.5)
Other income, including interest income	4.1	(0.3)	3.8

Loss before income taxes	(1,492.1)	185.2	(1,306.9)
Income tax (provision)/benefit	(128.9)	(17.3)	(146.2)

Loss from continuing operations, net of tax	(1,621.0)	167.9	(1,453.1)
Discontinued operations, net of tax	(0.1)	—	(0.1)

Net loss	(1,621.1)	167.9	(1,453.2)
Less: net income attributable to non-controlling interests	(3.2)	1.3	(1.9)

Net loss attributable to Harrah’s Operating Company, Inc	$(1,624.3)	$169.2	$(1,455.1)

(a)	Represents the financial information of Harrah’s Entertainment.
(b)	Represents the removal of (i) the financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, primarily, captive insurance companies and the CMBS properties; and (ii) accounts at Harrah’s Entertainment.
(c)	Represents the financial information of HOC.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

(UNAUDITED)

(In millions)	Harrah’s Entertainment(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	HOC(c)
Revenues	$2,645.9	$(620.4)	$2,025.5
Property operating expenses	(2,004.2)	443.1	(1,561.1)
Depreciation and amortization	(152.0)	37.9	(114.1)

Operating profit	489.7	(139.4)	350.3

Project opening costs and other items	(63.1)	19.9	(43.2)
Loss on interests in non-consolidated affiliates	(2.5)	0.1	(2.4)
Corporate expense	(34.7)	16.4	(18.3)
Merger and integration costs	(1.0)	—	(1.0)
Amortization of intangible assets	(38.8)	12.2	(26.6)

Income from operations	349.6	(90.8)	258.8
Interest expense, net of interest capitalized	(533.4)	98.9	(434.5)
Gain on early extinguishment of debt	7.4	—	7.4
Other income, including interest income	7.2	(3.2)	4.0

Loss before income taxes	(169.2)	4.9	(164.3)
Income tax benefit/(provision)	46.0	3.6	49.6

Loss from continuing operations, net of tax (d)	(123.2)	8.5	(114.7)
Discontinued operations, net of tax	0.7	—	0.7

Net loss (d)	(122.5)	8.5	(114.0)
Less: net income attributable to non-controlling interests	(7.2)	1.5	(5.7)

Net loss attributable to Harrah’s Operating Company, Inc	$(129.7)	$10.0	$(119.7)

(a)	Represents the financial information of Harrah’s Entertainment.
(b)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.
(c)	Represents the financial information of HOC.
(d)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(UNAUDITED)

(In millions)	Harrah’s Entertainment(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	HOC(c)
Revenues	$6,808.3	$(1,566.6)	$5,241.7
Property operating expenses	(5,097.8)	1,120.6	(3,977.2)
Depreciation and amortization	(516.8)	120.5	(396.3)

Operating profit	1,193.7	(325.5)	868.2

Project opening costs and other items	(81.5)	28.5	(53.0)
Impairment of intangible assets	(1,625.7)	459.1	(1,166.6)
Income on interests in non-consolidated affiliates	(1.3)	2.2	0.9
Corporate expense	(111.7)	55.4	(56.3)
Merger and integration costs	(0.3)	—	(0.3)
Amortization of intangible assets	(131.7)	44.7	(87.0)

Loss from operations	(758.5)	264.4	(494.1)
Interest expense, net of interest capitalized	(1,404.7)	159.7	(1,245.0)
Gains on early extinguishment of debt	4,279.2	(347.8)	3,931.4
Other income, including interest income	23.2	(0.8)	22.4

Income/(loss) before income taxes	2,139.2	75.5	2,214.7
Income tax (provision)/benefit	(1,590.8)	110.0	(1,480.8)

Income/(loss) from continuing operations, net of tax	548.4	185.5	733.9
Discontinued operations, net of tax	(0.3)	—	(0.3)

Net income/(loss)	548.1	185.5	733.6
Less: net income attributable to non-controlling interests	(16.1)	4.4	(11.7)

Net income/(loss) attributable to Harrah’s Operating Company, Inc	$532.0	$189.9	$721.9

(a)	Represents the financial information of Harrah’s Entertainment.
(b)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, primarily, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment.
(c)	Represents the financial information of HOC.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE PERIOD FROM JANUARY 28, 2008 THROUGH SEPTEMBER 30, 2008

(UNAUDITED)

(In millions)	Harrah’s Entertainment (a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	HOC(c)
Revenues	$7,088.5	$(1,723.6)	$5,364.9
Property operating expenses	(5,321.6)	1,201.0	(4,120.6)
Depreciation and amortization	(452.4)	112.0	(340.4)

Operating profit	1,314.5	(410.6)	903.9

Project opening costs and other items	35.5	48.4	83.9
Loss on interests in non-consolidated affiliates	(1.3)	0.1	(1.2)
Corporate expense	(95.9)	7.4	(88.5)
Merger and integration costs	(23.1)	—	(23.1)
Amortization of intangible assets	(119.2)	39.8	(79.4)

Income from operations	1,110.5	(314.9)	795.6
Interest expense, net of interest capitalized	(1,469.4)	261.2	(1,208.2)
Loss on early extinguishment of debt	(203.9)	—	(203.9)
Other income, including interest income	18.7	(3.2)	15.5

(Loss)/income before income taxes	(544.1)	(56.9)	(601.0)
Income tax benefit/(provision)	147.7	39.0	186.7

(Loss)/income from continuing operations, net of tax (d)	(396.4)	(17.9)	(414.3)
Discontinued operations, net of tax	88.4	—	88.4

Net (loss)/income(d)	(308.0)	(17.9)	(325.9)
Less: net income attributable to non-controlling interests	(6.2)	4.6	(1.6)

Net (loss)/income attributable to Harrah’s Operating Company, Inc	$(314.2)	$(13.3)	$(327.5)

(a)	Represents the financial information of Harrah’s Entertainment.
(b)	Represents the removal of (i) financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies, the CMBS properties and South Africa interests; and (ii) accounts at Harrah’s Entertainment.
(c)	Represents the financial information of HOC.
(d)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(PREDECESSOR)

FOR THE PERIOD FROM JANUARY 1, 2008 THROUGH JANUARY 27, 2008

(UNAUDITED)

(In millions)	Harrah’s Entertainment(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(b)	Historical HOC(c)	CMBS Transactions(d)	London Clubs Transfer(e)	HOC Restructured
Revenues	$760.1	$(34.3)	$725.8	$(182.3)	$34.0	$577.5
Property operating expenses	(588.9)	28.5	(560.4)	126.5	(34.0)	(467.9)
Depreciation and amortization	(63.5)	1.6	(61.9)	16.0	(1.6)	(47.5)

Operating profit/(loss)	107.7	(4.2)	103.5	(39.8)	(1.6)	62.1

Project opening costs and other items	(5.4)	0.7	(4.7)	4.5	(0.7)	(0.9)
Income on interests in non-consolidated affiliates	0.5	—	0.5	—	—	0.5
Corporate expense	(8.5)	—	(8.5)	34.7	—	26.2
Merger and integration costs	(125.6)	—	(125.6)	—	—	(125.6)
Amortization of intangible assets	(5.5)	0.2	(5.3)	—	(0.2)	(5.5)

(Loss)/income from operations	(36.8)	(3.3)	(40.1)	(0.6)	(2.5)	(43.2)
Interest expense, net of interest capitalized	(89.7)	—	(89.7)	—	—	(89.7)
Other income/(expense) including interest income	1.1	(3.3)	(2.2)	4.0	3.3	5.1

(Loss)/income before income taxes	(125.4)	(6.6)	(132.0)	3.4	0.8	(127.8)
Income tax benefit/(provision)	26.0	(4.1)	21.9	(1.2)	0.9	21.6

(Loss)/income from continuing operations, net of tax (f)	(99.4)	(10.7)	(110.1)	2.2	1.7	(106.2)
Discontinued operations, net of tax	0.1	—	0.1	—	—	0.1

Net (loss)/income(f)	(99.3)	(10.7)	(110.0)	2.2	1.7	(106.1)
Less: net income attributable to non-controlling interests	(1.6)	0.9	(0.7)	0.2	(0.9)	(1.4)

Net (loss)/income attributable to Harrah’s Operating Company, Inc	$(100.9)	$(9.8)	$(110.7)	$2.4	$0.8	$(107.5)

(a)	Represents the financial information of Harrah’s Entertainment.
(b)	Represents the removal of (i) the financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.
(c)	Represents the historical financial information of HOC.
(d)	Reflects the removal of the operating results of the CMBS properties, pursuant to the CMBS Transactions in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $34.7 million that was unallocated at January 27, 2008. Following the Acquisition, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.
(e)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.
(f)	Due to the January 1, 2009 adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentations.